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                                                                    EXHIBIT 99.1


[LOGO]    Michael J. Tower
          President, Sears Home Improvement Products

          [LETTERHEAD OF SEARS, ROEBUCK AND CO.]


BY PERSONAL DELIVERY AND BY TELECOPY TRANSMISSION

January 31, 2000

Diamond Home Services
Diamond Exteriors, Inc.
222 Church Street
Woodstock, Illinois 60098
Attn: General Counsel
Telecopier: 815-334-1415

Dear Sir:

     This letter is written pursuant to that certain License Agreement dated as of January 1, 1996 (the "Original License Agreement") by and between Sears, Roebuck and Co. ("Sears") and Diamond Exteriors, Inc. ("Licensee"), including the Sears Credit Addendum to License Agreement dated as of January 1, 1996 (the "Credit Addendum") and Addendum dated June 17, 1996 (the "Addendum") attached as Exhibits B and C thereto, respectively, that certain Amendment Agreement dated as of July 1, 1996 (the "1996 Amendment"), that certain Amendment Agreement dated as of July 1, 1999 (the "July 1999 Amendment"), that certain Amendment to License Agreement dated as of November 15, 1999 (the "November 1999 Amendment"; collectively, together with the Original License Agreement, the Credit Addendum, the Addendum, the 1996 Amendment, and the July 1999 Amendment, the "License Agreement") and that certain Forbearance Agreement Between Diamond Home Services, Inc., Diamond Exteriors, Inc., and Sears, Roebuck and Co. dated as of November 15, 1999 (the "Forbearance Agreement").

     You are hereby notified that, on account of Licensee's failure to meet the requirements of (a) Paragraphs 16(A), (C), and (E) of the Forbearance Agreement and (b) Paragraphs 25(A)(x) and (xi) of the License Agreement, Sears declares Licensee and Diamond Home Services, Inc. ("Home") to be in default of and material breach under the Forbearance Agreement and the License Agreement (collectively, the "Agreements"), and Sears elects to, and hereby does, terminate, effective immediately, (i) the Forbearance Agreement pursuant to Paragraph 16 thereof, (ii) the License Agreement pursuant to Paragraphs 1(D) and 25 thereof, and (iii) the Credit Addendum pursuant to Section 12(B)(i) thereof. You are further notified that, on account of the foregoing defaults under the Forbearance Agreement, a Standstill Termination (as such term is defined in the Forbearance Agreement) has occurred, which constitutes an additional event of default under the License Agreement, and Sears elects to exercise its rights as specified in Paragraph 18 of the Forbearance Agreement. There may be other defaults under the


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Diamond Home Services
Diamond Exteriors, Inc.
Page 2

Agreements or other documents between the parties that are not set forth herein. The failure by Sears to specify any such additional defaults in this letter shall not constitute a waiver thereof and Sears expressly reserves the right to assert such defaults at a later date.

     On account of the aforementioned events of default, the occurrence of a Standstill Termination, and the termination by Sears of both the Forbearance Agreement and the License Agreement, and in accordance with the terms of Paragraphs 17 and 18 of the Forbearance Agreement, Sears accelerates all amounts due to Sears under the License Agreement, and the Forbearance Agreement, and all amounts due to Sears by Licensee and/or Home under either or both of such Agreements are now due and payable. Sears hereby demands immediate payment of all such amounts pursuant to Paragraphs 17 and 18 of the Forbearance Agreement.

     Unless and until all amounts due and owing to Sears under the Forbearance Agreement are paid in full, Licensee and Home are reminded that, pursuant to the terms of Paragraph 19 of the Forbearance Agreement and Paragraph 42 of the License Agreement, they, their affiliates, their owners, and the other parties specified in Paragraph 19 of the Forbearance Agreement and Paragraph 42 of the License Agreement are prohibited from performing services for or having any direct or indirect, controlling or non-controlling, interest in any capacity in any other Competitive Business (as such term is defined in the Forbearance Agreement) or from entering into any relationship with a retail competitor of Sears or expanding any existing relationship with Lowe's, all as more fully set forth in Paragraph 19 of the Forbearance Agreement and Paragraph 42 of the License Agreement. Accordingly, and because of the termination of the License Agreement, Licensee may not continue to enter into new contracts with any potential customers for home improvement projects. As a courtesy, Sears intends to contact the individuals with whom Licensee has scheduled sales appointments and inform them that Sears has terminated the License Agreement and that it anticipates that these sales appointments may not proceed as scheduled. Sears will not provide any credit pursuant to the Credit Addendum to finance any home improvement projects to be performed by the Licensee unless, as of today's date, there is a pending customer contract with Licensee and Sears has previously approved the customer's credit application and agreed to provide credit for such contract.

     In light of the termination of the Agreements and pursuant to the terms of the Agreements and applicable law, Sears hereby demands (i) that Licensee and Home immediately perform each and every of their respective obligations under the Agreements that arise on account of or that otherwise survive the termination thereof ("Post-Termination Obligations"), including without limitation those specified below, and (ii) that Licensee and Home immediately cease each and every action that they are required to cease upon termination of the Agreements ("Post-Termination Prohibited Actions"), including without limitation those specified below. Without limiting the generality of the foregoing, Licensee is obligated:

- Under Paragraph 4(A) of the License Agreement, immediately to cease all uses of the Sears licensed trademarks, service marks and trade names (including, without limitation, any marketing activity referring to Licensee as licensed by or in any way associated with Sears);

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Diamond Home Services
Diamond Exteriors, Inc.
Page 3


- Under Paragraph 14(D) of the License Agreement, immediately to deliver all customer information to Sears for reproduction by Sears and not to continue to use any such information to solicit customers;

- Under Paragraph 14(E) of the License Agreement, to develop, with Sears, a methodology and process satisfactory to Sears by which Sears is able to receive timely all customer information;

- Under Paragraph 15 of the License Agreement, to grant Sears direct access to customer and installation records regarding work in progress, appointments, scheduling, jobs installed/completed in the last 30 days, backlog jobs waiting to be installed, customer cancellations over the last 90 days, complete outstanding service order/inquiry/complaint files and cooperation with regard to the transfer and copying of the same and all marketing and communication materials;

- Under Paragraph 15 of the License Agreement, immediately to cease to use all telephone numbers used to conduct business under the License Agreement, to transfer such telephone numbers to Sears or its designees, to notify all applicable telephone companies of such transfer, to use its best efforts to assist Sears in an orderly transfer, and to execute reasonable letters of direction to all applicable telephone companies respecting the transfer of all such telephone numbers. To this end, attached hereto is a power of attorney which, pursuant to Paragraph 15 of the License Agreement, Sears asks Licensee to execute and return to me today so that the transfer of the telephone numbers used by Licensee in the conduct of its business under the License Agreement can be effected. As described below, Sears is asking customers with questions regarding their pending jobs to contact Licensee at its customer service number, 1-800-224-3661; notwithstanding anything to the contrary contained herein, Sears will permit Licensee, until further notice, to retain this telephone number so that Licensee can respond to customer inquiries, but Sears demands that Licensee immediately change the recording on this number so that there is no reference to Sears; and

- Under Section 7C of the Credit Addendum, to provide Sears with all original and microfilm copies of documents required to be retained thereunder.

     In accordance with the terms of the Agreements, and as specified in Paragraph 25 of the Forbearance Agreement, Sears expects that Licensee and Home will cooperate fully with Sears in all actions that are required for a smooth post-termination transition. As an opening step in that transition, Sears representatives will visit each of the Licensee's district operating centers, as well as Licensee's offices in Woodstock, Illinois and Lawrence, Kansas, tomorrow morning to begin the process of copying customer information and files. Sears will pay the reasonable costs for such copying. Sears trusts that its representatives will be given access to such information and files as provided in the Agreements. For your information, a list of the Sears representatives who will visit each site is attached hereto.



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Diamond Home Services
Diamond Exteriors, Inc.
Page 4


     Sears intends to notify customers who have, prior to the date hereof, contracted with Licensee for a home improvement project of the termination by Sears of the License Agreement. For your information, a copy of a letter that Sears is mailing today to such customers is attached hereto. As reflected therein, Sears intends to inform such customers that they should contact Licensee regarding the status of their projects and Licensee's plans to complete the work. Pursuant to Paragraph 37 of the License Agreement, Sears requests that, provided and to the extent that Licensee or one of its subcontractors has already begun work on such orders, Licensee faithfully and promptly fulfill all orders received by customers prior to the date hereof, consistent with the provisions of the License Agreement. Please be advised, however, that if Licensee is unable to fulfill any such order, Sears plans to ensure that the job is completed to the satisfaction of the customer. To this end, if any customer with a pending contract notifies Sears that they have not been able to obtain adequate assurances from Licensee that it will be able to complete the project in a timely, satisfactory manner, Sears intends to offer to make the necessary arrangements to complete the project, without prejudice to any and all rights that Sears has to recoup any costs it incurs and any losses it may suffer as a result of Licensee's failure to complete the project. If any customer with a completed contract contacts Sears to request service on their roof or other project undertaken by Licensee, Sears intends to take the necessary steps to address the customer's concerns, again without prejudice to any and all rights Sears has, under the Agreements and applicable law, to recover any costs it incurs.

     If Licensee and Home fail to make prompt payment of the amounts set forth above, or fail to perform the Post-Termination Obligations and cease the Post-Termination Prohibited Actions set forth above, then Sears will, without further notice to Licensee and Home, immediately avail itself of all of its legal and equitable rights and remedies pursuant to the relevant documents or applicable law.

     We regret that your continuing defaults have required us to take this action, but our commitment to customer service leaves us no choice.


Very truly yours,


/s/ Michael J. Tower

Michael J. Tower
President, Sears Home Improvement Products


Enclosures

cc: Pamela R. Schneider, Esq.



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                   DIAMOND VISIT LIST - VISIT DATE 2/1 & 2/2

LOCATIONS TO VISIT                      NAME(S)
------------------                      -------

Tampa DOC                               Harry Clymore + one assistant

Hartford DOC                            Don Stavanja + one assistant

Greensboro DOC                          Greg Deardorff + one assistant

Chicago DOC                             Frank Celarek + one assistant

Pittsburgh DOC                          Mike Duvie + one assistant

Dallas DOC                              John Storfa + one assistant

Hayward DOC                             Lee Chappel + one assistant

Kantel                                  Jim Sparling + two assistants

Woodstock                               Steve Burnett & Mike Kier
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SEARS LOGO

January 31, 2000

Dear Valued Customer:

This is an important announcement regarding a Sears Home Improvement Products licensee, Diamond Exteriors. Please be informed that Sears has ended its business relationship with Diamond Exteriors. The termination of Sears license agreement with Diamond Exteriors is effective January 31, 2000.

Sears has taken this action because of issues with customer satisfaction and complaint resolution.

WHY AR YOU RECEIVING THIS NOTICE?

Sears is contacting you because we believe you may fall into one of the following three categories:

1) CUSTOMERS WHO HAVE SIGNED A CONTRACT WITH DIAMOND FOR A HOME IMPROVEMENT PROJECT, BUT THE PROJECT HAS NOT BEEN STARTED. If you have signed a contract with Diamond and they have not yet begun the work, you should contact Diamond regarding the status of your contract and their plans for the performance of the job. Diamond's telephone number is 1-800-224-3661. If you are unable to obtain adequate assurances from Diamond that they will complete your project in a timely satisfactory manner, please contact us at our toll-free telephone number specified below.

2) CUSTOMERS WHO HAVE SIGNED A CONTRACT WITH DIAMOND AND WORK ON THEIR HOME IMPROVEMENT PROJECT IS IN PROCESS. If your job is in progress, you should contact Diamond regarding the status of your contract and their plans for the completion of the work. Diamond's telephone number is 1-800-224-3661. Pease be assured that if Diamond is unable to complete your project, Sears will ensure that the project is completed to your satisfaction and stand behind the work. If you are unable to obtain adequate assurances from Diamond that they will complete your project in a timely, satisfactory manner, please contact us at our toll-free telephone number specified below.

3) CUSTOMERS WHO HAVE HAD A HOME IMPROVEMENT PROJECT COMPLETED BY DIAMOND IN THE PAST. If your project has been completed, you do not need to take any action. We simply want to make you aware that Sears will continue to stand behind your job.

WE HOPE THIS ACTION WILL NOT CAUSE YOU ANY INCONVENIENCE. IF YOU HAVE ANY QUESTIONS OR IF WE CAN PROVIDE ANY ASSISTANCE, PLEASE DON'T HESITATE TO CALL THE SEARS TOLL-FREE NUMBER FOR HOME IMPROVEMENTS AT 1-800-4-MY-HOME. THANK YOU FOR BEING A VALUED SEARS CUSTOMER.

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                           SPECIAL POWER OF ATTORNEY


     Know all men by these presents, that the undersigned, DIAMOND EXTERIORS, INC., a corporation, ("Licensee"), with its principal place of business at 222 Church Street, Woodstock, IL 60098, hereby makes, constitutes and appoints SEARS, ROEBUCK AND CO., a New York corporation with its principal place of business at 3333 Beverly Road, Hoffman Estates, IL 60179, its true and lawful attorney-in-fact and agent ("Attorney-In-Fact"), with full power of substitution, in the name, place and stead of DIAMOND EXTERIORS, INC. to prepare, execute, file and/or record such documents and take such other actions as may be appropriate for or on behalf of DIAMOND EXTERIORS, INC. in order to transfer any and/or all telephone numbers used by Licensee in the conduct of its business under a certain License Agreement dated January 1, 1996 between Licensee and Sears, Roebuck and Co. and any amendments, extensions, supplements, or replacement agreements thereto (collectively, the "License Agreement").

     Attorney-In-Fact shall have authority to execute such documents through any officer, employee or attorney of Attorney-In-Fact and may execute such documents in its own name as Attorney-In-Fact.

     This Special Power of Attorney is given by DIAMOND EXTERIORS, INC. in accordance with its obligations under the License Agreement and, accordingly, Attorney-In-Fact shall have all rights, powers, and authorities necessary to carry out the purpose and intention of the License Agreement with respect to the actions necessary to protect the interests of Attorney-In-Fact in such telephone numbers. The rights, powers and authority of Attorney-In-Fact are acknowledged to be coupled with an interest and, accordingly, shall continue in full force and effect until terminated or modified by an agreement in writing signed by DIAMOND EXTERIORS, INC. and Attorney-In-Fact.

     IN WITNESS WHEREOF, DIAMOND EXTERIORS, INC. has caused this Special Power of Attorney to be executed on ______________________, 2000.


By:  DIAMOND EXTERIORS, INC.


Name:
     ---------------------------------

Its:
     ---------------------------------


                                 ACKNOWLEDGMENT


STATE OF _____________________)

COUNTY OF ____________________)


Personally appeared before me, a Notary Public in and for such State and County, __________________ in his capacity as ___________________ of DIAMOND
EXTERIORS, INC. who acknowledge that he did sign the foregoing Special Power of Attorney and that the same is his free act and deed as such officer.

IN TESTIMONY WHEREOF.
I herewith set my name and official seal at

-------------------------------------
on __________________________, 2000.


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   Notary Public commission expires